UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.__ )

Filed by the Registrant  ☒    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Pioneer Bankshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PIONEER BANKSHARES, INC.

(Parent Company of Pioneer Bank)

“Taking you into the 21st Century”

April 10, 2003

Dear Shareholder:

We would like to invite you to attend the Annual Meeting of the Shareholders of Pioneer Bankshares, Inc. to be held in the Meeting Room of Pioneer Bank, Stanley, Virginia, at 10:00 a.m. on Tuesday, May 13, 2003. A formal Notice of Meeting is enclosed. Please sign, date and promptly return your Proxy in the enclosed postage-paid envelope. PROMPT RETURN OF YOUR PROXY IS IMPORTANT.

We also cordially invite you to attend the Annual Social Gathering of the Shareholders and Officers of Pioneer Bankshares, Inc. to be held at the Stanley Fire Hall, Stanley, Virginia, at 6:30 p.m. on Tuesday, May 13, 2003, for an evening of fine food and good friendship.

I am looking forward to seeing you on the 13th of May.

/s/ THOMAS R. ROSAZZA
Thomas R. Rosazza President

PIONEER BANKSHARES, INC.

(Parent Company of Pioneer Bank)

263 East Main Street

Stanley, Virginia 22851

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held May 13, 2003

TO THE SHAREHOLDERS OF

PIONEER BANKSHARES, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Pioneer Bankshares, Inc. will be held at the Pioneer Bank building, Main Street, Stanley, Virginia, at 10:00 a.m. on Tuesday, May 13, 2003, for the purpose of considering and voting upon the following matter:

1. To elect to the Board of Directors of the Company, three individuals to serve three- year terms expiring 2006

2. To transact such other business as may properly come before the meeting or any adjournment thereof

The close of business on April 1, 2003 has been fixed by the Board of Directors as the record date for determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting.

PLEASE SIGN AND RETURN YOUR PROXY AS SOON AS POSSIBLE REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS BEING EXERCISED.

/s/ THOMAS R. ROSAZZA
Thomas R. Rosazza President

Stanley, Virginia

April 10, 2003

PIONEER BANKSHARES, INC

(Parent Company of Pioneer Bank)

263 East Main Street

Stanley, VA 22851

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 13, 2003

Your Board of Directors and management solicit your proxy in the form enclosed for the Annual Meeting of Shareholders of Pioneer Bankshares, Inc. (the “Company”), parent of Pioneer Bank, Stanley, Virginia (the “Bank”) to be held at the Pioneer Bank building, Main Street, Stanley, Virginia, at 10:00 a.m. on Tuesday, May 13, 2003.

The cost of solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of mail, except that, if necessary, officers, directors and regular employees of the Company, or its affiliates, may make solicitations of proxies by telephone, email, or personal calls.

All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with any instructions thereon. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by filing a written notice with the Company at the address provided above or by submitting a proxy bearing a later date or by attending the Annual Meeting and requesting to vote in person.

A 2002 Annual Report to Shareholders, including current financial statements, is being mailed to the Company’s Shareholders concurrently with this Proxy Statement, but should not be considered as part of this solicitation of proxies. The approximate mailing date of this Proxy Statement and accompanying materials is April 10, 2003.

Your Board of Directors and management urge you to sign, date and mail your proxy promptly to make certain that your shares will be voted at the meeting. Only Shareholders of record at the close of business on April 1, 2003 will be entitled to vote at the Annual Meeting. As of the close of business on April 1, 2003, the Company had outstanding 1,092,417 shares of its Common Stock, $0.50 par value, each of which is entitled to one vote at the Annual Meeting. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business.

With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected directors; therefore, votes withheld will have no effect. Although abstentions and broker non-votes (shares held by customers which may not be voted on certain matters because the broker has not received specific instructions from the customer) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, they are generally not counted for purposes of determining whether a proposal has been approved and, therefore, have no effect.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of April 1, 2003 (except as noted below), the number and percentage of shares of Common Stock held by persons known by the Company to be the owners of more than 5% of the Company’s Common Stock, each of the Company directors and nominees for director, the executive officers named in the “Summary Compensation Table,” and all directors and executive officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percent of Common Stock Issued and Outstanding

Patricia G. Baker Stanley, Virginia	15,956	1.46%

Louis L. Bosley Stanley, Virginia	22,850	2.09%

Robert E. Long Luray, Virginia	15,505	1.42%

Harry F. Louderback Shenandoah, Virginia	17,710	1.62%

Edwin P. Markowitz Luray, Virginia	1,430	*

Kyle L. Miller Stanley, Virginia	10,130	*

Mark N. Reed Luray, Virginia	4,080	*

Thomas R. Rosazza Shenandoah, Virginia	16,562	1.52%

David N. Slye Luray, Virginia	1,230	*

Other Executive Officers	30,573	2.80%

All Directors and Executive Officers as a Group	135,796	12.43%

*	Indicates that percent of the Company’s Common Stock does not exceed one percent.

ELECTION OF DIRECTORS

The Board of Directors currently consists of nine members. Eight of them are independent directors and one is a member of management. In accordance with the Company’s Articles of Incorporation, directors are divided into three classes, each of which is composed of approximately one-third of the directors. At the Annual Meeting, three directors will be elected for terms of three years expiring on the date of the Annual Meeting of the Shareholders in 2006. Each director elected will continue in office until a successor has been elected or until his resignation or removal in the manner prescribed by the Articles of Incorporation of the Company.

The Board of Directors has recommended three nominees, each of which are currently serving as directors. Any nominations other than those made by the Board of Directors shall be in accordance with the Bylaws of the Company.

We have no reason to believe that any of the nominees will be unable or unwilling for good cause to serve if elected. However, if any nominee should become unable or unwilling for good cause to serve for any reason, proxies may be voted for another person nominated as a substitute by the Board of Directors, or the Board of Directors may reduce the number of Directors.

Nominees

The Nominees of the Board of Directors to be elected from a term expiring 2006 are as follows:

Name	Age	Position	Occupation
Patricia G. Baker	(60)	Director Since 1989	Retired Bank Officer
Robert E. Long	(72)	Director since 1989	Real Estate Agent
Kyle L. Miller	(68)	Director since 1986	Retired State Police

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE ABOVE NOMINEES.

Directors Continuing in Office

For a term expiring 2004:

Name	Age	Position	Occupation
Harry F. Louderback	(62)	Director Since 1998	Farmer/Retired from FBI
Thomas R. Rosazza	(61)	Director Since 1973	President, Pioneer Bankshares, Inc.
David N. Slye	(50)	Director Since 1996	Insurance Agent/Owner

For a term expiring 2005:

Name	Age	Position	Occupation
Louis L. Bosley	(71)	Director Since 1976	Businessman Auto Service
Edwin P. Markowitz	(51)	Director Since 1999	Businessman Hotel/Restaurant
Mark N. Reed	(45)	Director Since 1994	Attorney at Law

Board and Committee Meetings and Attendance

The Board of Directors held 8 meetings for the Holding Company and 12 meetings for the Bank Subsidiary during the fiscal year ended December 31, 2002. All directors attended at least 90% of the board meetings, and at least 75% of all meetings of committees on which they served.

The Board has six standing committees: Personnel/Compensation, Audit/Compliance, Strategic Planning, Investment, Asset/Liability, and Electronic Data Processing. The Personnel/Compensation Committee’s members are Kyle L. Miller, Robert E. Long and David N. Slye. The committee met three times in 2002. The Audit/Compliance Committee’s members are Patricia G. Baker, Harry F. Louderback and Edwin P. Markowitz. The committee met five times in 2002. The Strategic Planning Committee’s members are Louis L. Bosley, Mark N. Reed and Thomas R. Rosazza. The Committee met eight times in 2002. The Investment Committee’s members are Patricia G. Baker, Edwin P. Markowitz Mark N. Reed and Thomas R. Rosazza. The committee met four times in 2002. The Asset/Liability Committee members are Kyle L. Miller and Robert E. Long. The committee met five times in 2002. The Electronic Data Processing Committee members are Harry F. Louderback and David N. Slye. The committee met four times in 2002.

Audit Committee Report

The Company has established an audit committee within the Board of Directors. The audit committee has the responsibility, under delegated authority from our Board of Directors, for providing independent, objective oversight of the Company’s accounting functions and internal controls. The audit committee consists of three members. The Board of Directors has determined that each of the members is independent as defined by the rules of the NASD. The Board of Directors has also determined that each of the members is able to read and understand fundamental financial statements.

In fulfilling its oversight responsibilities and in connection with the December 31, 2002 financial statements, the audit committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the auditors with and without management present, the overall audit scope and matters required by the Statement on Auditing Standards No. 61; including their judgments as to the quality, not just the acceptability, of the accounting principles, the reasonableness of significant adjustments and the clarity of disclosures in the financial statements. In addition, the committee has received and discussed with auditors the matters required by Independence Standards Board Standard No. 1. In reliance upon these reviews and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2002.

Submitted by the members of the Committee:

Patricia G. Baker	E. Powell Markowitz	Harry F. Louderback

Principal Accounting Fees and Services billed to Pioneer Bankshares, Inc. during 2002 by S.B. Hoover & Company, L.L.P.

Total fees for services provided Pioneer Bankshares, Inc. for 2002 were $78,102, which included the following: $31,000 for the audit of financial statements; $14,781 for loan review services; $1,000 for the FHLB Collateral Audit, $18,332 for assistance with Exchange Act filings and $12,989 for accounting services related to the ESOP. The Audit Committee has considered whether the provision of the non-audit services listed above is compatible with maintaining S.B. Hoover & Company, LLP’s independence

Directors’ Compensation

Directors of the Holding Company receive an annual fee of $1,800. In addition, Directors of Pioneer Bank receive a fee of $800 per month as a Board member. Directors also receive $150 for each Board committee meeting they attend.

Certain Relationship and Other Transactions with Management

As of December 31, 2002, borrowing from the Company by officers and directors, their immediate families, and affiliated companies amounted to $685,000. These loans were made in the ordinary course of the Company’s business, on the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with others, and do not involve greater than normal risk of collectibility.

Executive Compensation

The following table shows, for the fiscal years ended December 31, 2002 and 2001 all compensation paid or accrued by the Company’s Chief Executive Officer. No other executive officer received over $100,000 in compensation for the fiscal year ending December 31, 2002.

Summary Compensation Table

	Year	Annual Compensation			Long-Term Compensation
Name (Age) and Principal Position		Salary ($)	Bonus ($)	Other Annual Compensation	Securities Underlying Options/ SARs (#s)	All Other Compensation
Thomas R. Rosazza (61) President	2002	$94,882	$30,000	0	0	0
	2001	$93,275	$45,000	0	0	0

Mr. Rosazza assumed his position effective February 15, 1999. He received no stock options in fiscal 2002, nor did he exercise any options in fiscal 2001.

Section 16(a) Beneficial Ownership Reporting Compliance

Based on a review of the reports of changes in beneficial ownership of Common Stock and written representations furnished to the Company, the Company believes that its officers and directors filed on a timely basis the reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended December 31, 2002, except for Robert Long who filed a late report under section 16(a).

Shareholder Proposals and Nominations for the 2004 Annual Meeting

Under applicable law, the Board of Directors need not include an otherwise appropriate shareholder proposal in its proxy statement or form of proxy for the 2004 annual meeting of shareholders unless the proposal is received by the Secretary of the Company at the Company’s principal place of business on or before December 12, 2003. Nominations of candidates for directors must be filed with the President of the Company at the Company’s principal place of business not less than seven days before any meeting called for the election of directors.

Accountants

The Company’s accountants are S. B. Hoover & Company, L.L.P. A representation of S. B. Hoover & Company is expected to be present at the Annual Meeting, they will have an opportunity to make a statement if they so desire, and are expected to be available to respond to questions.

OTHER MATTERS

The Board of Directors and management know of no other matters to be voted upon at the Annual Meeting. If any other matters come before the meeting, the enclosed proxy, if given, will be voted on such matters as authorized and in the discretion and best judgment of the persons named therein and such discretionary authority is included in the proxy.

Thomas R. Rosazza

President

REVOCABLE PROXY

PIONEER BANKSHARES, INC.

☒	PLEASE MARK VOTES

AS IN THIS EXAMPLE

PROXY FOR ANNUAL MEETING

MAY 13, 2003

The undersigned hereby appoints Edwin P. Markowitz and David N. Slye or either of them as the undersigned’s attorney with full power of substitution, to vote all the capital stock of Pioneer Bankshares, Inc. standing in his/her name on its books on April 1, 2003 at the Annual Meeting of Shareholders to be held at Pioneer Bank, Stanley, Virginia, at 10:00 a.m. on May 13, 2003 as designated below and upon all other matters which may properly be brought before such meeting or any adjournment thereof, with full power of substitution and all powers the undersigned would possess if personally present, as follows:

		For	With- hold	For All Except
1.	ELECTION OF DIRECTORS: The election of directors for terms expiring in 2006 (except as marked to the contrary below):	☐	☐	☐
Patricia G. Baker, Robert E. Lang, and Kyle L. Miller

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES LISTED ABOVE.

Any other business which may properly be bought before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 ABOVE. IF ANY OTHER MATTER SHALL BE BROUGHT BEFORE THE MEETING, THE SHARES WILL BE VOTED IN THE DISCRETION OF THE HOLDERS OF THE PROXY.

Please complete, date and sign the proxy and return it in the enclosed postage-paid envelope. The proxy must be signed exactly as the name(s) appear on the label affixed to this proxy. If signing as a trustee, executor, etc., please so indicate. Please return as soon as possible.

Date: ________________

______________________________________________________

Shareholder(s) sign above ________ Co-holder (if any) sign above

Please be sure to sign and date

Detach above card, sign, date and mail in postage-paid envelope provided.

PIONEER BANKSHARES, INC.

(Parent Company of Pioneer Bank, Stanley, Virginia)

PLEASE ACT PROMPTLY

SIGN, DATE & MAIL YOUR PROXY CARD TODAY